BNY/IVY MULTI-STRATEGY HEDGE FUND LLC
                       MELLON OPTIMA L/S STRATEGY FUND LLC
                                  (the "Funds")

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, each of the undersigned Managers of BNY/Ivy Multi-Strategy Hedge Fund LLC, a Delaware limited liability company (the "BNY/Ivy Fund") and Directors of Mellon Optima L/S Strategy Fund LLC, a Delaware limited liability company (the "Mellon Optima Fund" and together with the BNY/Ivy Fund, the "Funds"), hereby constitutes and appoints JOSEPH F. MURPHY, STEVEN M. ANDERSON and PETER M. SULLIVAN, and each of them acting singly, to be his or her true, sufficient and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign: (i) any Registration Statement on Form N-2, Form N-14 or any other applicable registration form of either Fund and any and all amendments and exhibits thereto filed by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act") and/or under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of its shares of beneficial interest; (ii) any application or notice with the U.S. Securities and Exchange Commission (the "SEC") relating to the Funds, including any filings on Form ID to be filed with the SEC to generate access codes to file on the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") System; (iii) any Form 3, Form 4 and Form 5 to be filed with regard to a Fund under Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any and all amendments and exhibits thereto; and
(iv) any and all other filings, documents and papers necessary to comply with the 1933 Act, the 1934 Act, the 1940 Act and all requirements of the SEC thereunder, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof. This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer of a Fund.

         Each of the undersigned hereby executes this Power of Attorney as of this 11th day of March, 2009.

                 SIGNATURE                           TITLES
                                      BNY/IVY FUND            MELLON OPTIMA FUND
/s/ ROBERT BOWEN
------------------------
Robert Bowen                             Manager                   Director

/s/ ROBERT DWYER
------------------------
Robert Dwyer                             Manager                   Director

/s/ CARLA D. HUNTER
------------------------
Carla D. Hunter                          Manager                   Director

/s/ NEWTON P.S. MERRILL
------------------------
Newton P.S. Merrill                      Manager                   Director

/s/ ARTHUR WILLIAMS III
------------------------
Arthur Williams III                      Manager                   Director

/s/ RODNEY S. YANKER
------------------------
Rodney S. Yanker                         Manager                   Director